                                                                Exhibit 10.10(b)

[LOGO]      [LETTERHEAD OF TOHOKUSHINSHA FILM CORPORATION]



                                                          March 26, 1996


           PLAYBOY ENTERTAINMENT GROUP, INC.
           9242 Beverly Blvd.
           Beverly Hills, CA 90210 U.S.A.

           Ladies and Gentlemen:

                Reference is made to that certain Memorandum of Understanding between us dated as of July 31, 1995 (the "MOU"; all capitalized terms used in this letter agreement without definition have the respective meanings set forth in the MOU). We have discussed an amendment to the terms of the MOU and the purpose of this letter is to set forth our mutual agreement with respect to such amendment.

                The MOU provides under the heading "SUPPLYING OF PROGRAMS" that, in the first year of the Venture, Playboy will make available to the Venture and the Venture will license from Playboy not less that than 120 program hours. The first year of the Venture is not a calendar year, but commenced at the inception of the Venture and ends on December 31, 1996. We hereby agree to increase such minimum number of program hours for such period from 120 to 150 program hours. Such additional program hours will be subject to the minimum Guaranteed Program License Fee for year 1 as set forth in the MOU under the heading "PROGRAM LICENSE FEES" and to all other applicable terms of the MOU. All other terms of the MOU remain in full force and effect and are hereby ratified and confirmed.

                To indicate your agreement with the foregoing, please execute two copies of this letter and, retaining one copy for your files, return a fully executed copy to us.



                                       TOHOKUSHINSHA FILM CORPORATION


                                       BY: /s/ Tetsu Uemura
                                          ---------------------------
                                                   Tetsu Uemura
                                                  Managing Director



ACCEPTED AND AGREED:
PLAYBOY ENTERTAINMENT GROUP, INC.

BY: /s/ Myron DuBow
   ------------------------------
   Myron DuBow
   Senior Vice President